Exhibit 99.3

Sanofi to Acquire Translate Bio; Advances Deployment of mRNA Technology across Vaccines and Therapeutics Development

-- Accelerates development of current Sanofi licensed programs in vaccines and potential to explore other therapeutic areas --

-- Fast tracks establishment of Sanofi’s recently announced

mRNA Center of Excellence --

-- Full integration upgrades drug formulation capabilities and enhances US talent in a promising new technology --

PARIS and LEXINGTON, Mass – August 3, 2021 – As part of Sanofi’s endeavor to accelerate the application of messenger RNA (mRNA) to develop therapeutics and vaccines, the company has entered into a definitive agreement with Translate Bio (NASDAQ: TBIO), a clinical-stage mRNA therapeutics company, under which Sanofi will acquire all outstanding shares of Translate Bio for $38.00 per share in cash, which represents a total equity value of approximately $3.2 billion (on a fully diluted basis). The Sanofi and Translate Bio Boards of Directors unanimously approved the transaction.

“Translate Bio adds an mRNA technology platform and strong capabilities to our research, further advancing our ability to explore the promise of this technology to develop both best-in-class vaccines and therapeutics,” said Paul Hudson, Sanofi Chief Executive Officer. “A fully owned platform allows us to develop additional opportunities in the fast-evolving mRNA space. We will also be able to accelerate our existing partnered programs already under development. Our goal is to unlock the potential of mRNA in other strategic areas such as immunology, oncology, and rare diseases in addition to vaccines.”

“Sanofi and Translate Bio have a shared commitment to innovation in the mRNA space. With Sanofi’s long-standing expertise in developing and commercializing vaccines and other innovative medicines on a global scale, Translate Bio’s mRNA technology is now even better positioned to reach more people, faster,” said Ronald Renaud, Chief Executive Officer, Translate Bio. “The talented and dedicated Translate Bio team has built the foundation of a strong mRNA platform. Our expertise coupled with that of Sanofi has driven significant progress under the collaboration thus far, and we believe that this acquisition will strengthen the team’s ability to achieve the full potential of the mRNA technology.”

In June 2018, Sanofi and Translate Bio entered into a collaboration and exclusive license agreement to develop mRNA vaccines which was further expanded in 2020 to broadly address current and future infectious diseases. There are two ongoing mRNA vaccine clinical trials under the collaboration, the COVID-19 vaccine Phase 1/2 study with results expected in Q3 2021 and the mRNA seasonal influenza vaccine Phase 1 trial with results due in Q4 2021. The acquisition builds on Sanofi’s establishment of a first-of-its kind vaccines mRNA Center of Excellence.

On the therapeutic side, Translate Bio has an early-stage pipeline in cystic fibrosis and other rare pulmonary diseases. In addition, discovery work is ongoing in diseases that affect the liver, and Translate Bio’s MRTTM platform may be applied to various classes of treatments, such as therapeutic antibodies or vaccines in areas such as oncology. Sanofi’s recent acquisition of Tidal Therapeutics expanded the company’s mRNA research capabilities in both immuno-oncology and inflammatory diseases. The Translate Bio acquisition further accelerates Sanofi’s efforts to develop transformative medicines using mRNA technology.

Transaction Terms

Under the terms of the merger agreement, Sanofi will commence a cash tender offer to acquire all outstanding shares of Translate Bio common stock for $38.00 per share in cash reflecting a total equity value of Translate Bio of approximately $3.2 billion. The purchase price represents a premium of 56% to Translate Bio’s volume-weighted average price per share over the past 60 days.

To demonstrate their commitment to the transaction, the chief executive officer of Translate Bio and Translate Bio’s largest shareholder, The Baupost Group, L.L.C., have signed binding commitments to support the tender offer. These binding commitments, combined with the Translate Bio shares already owned by Sanofi or its affiliates, represent a total of approximately 30% of Translate Bio’s total shares outstanding.

The consummation of the tender offer is subject to customary closing conditions, including the tender of a number of shares of Translate Bio common stock that together with shares already owned by Sanofi or its affiliates represents at least a majority of the outstanding shares of Translate Bio common stock, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary conditions. Following the successful completion of the tender offer, a wholly owned subsidiary of Sanofi will merge with Translate Bio and the outstanding Translate Bio shares not already owned by Sanofi or its affiliates that are not tendered in the tender offer will be converted into the right to receive the same $38.00 per share in cash paid in the tender offer. The tender offer is expected to commence later this month. Sanofi plans to fund the transaction with available cash resources. Subject to the satisfaction or waiver of customary closing conditions, Sanofi expects to complete the acquisition in the third quarter of 2021.

Morgan Stanley & Co. International plc is acting as exclusive financial advisor to Sanofi while Weil, Gotshal & Manges LLP is acting as legal counsel. Centerview Partners is acting as lead financial advisor to Translate Bio in the transaction, while Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel. Evercore is also acting as a financial advisor in this transaction to Translate Bio. MTS Health Partners, LP is also giving financial advice to Translate Bio.

About Translate Bio

Translate Bio is a clinical-stage mRNA therapeutics company developing a new class of potentially transformative medicines to treat diseases caused by protein or gene dysfunction, or to prevent infectious diseases by generating protective immunity. Translate Bio is primarily focused on applying its technology to treat pulmonary diseases with a lead pulmonary candidate being evaluated as an inhaled treatment for cystic fibrosis in a Phase 1/2 clinical trial. Additional pulmonary diseases are being evaluated in discovery-stage research programs that utilize a proprietary lung delivery platform. Translate Bio also believes it technology may apply broadly to a wide range of diseases, including diseases that affect the liver. Additionally, the platform may be applied to various classes of treatments, such as therapeutic antibodies and protein degradation. Translate Bio is also pursuing the development of mRNA vaccines for infectious diseases under a collaboration with Sanofi Pasteur.

About Sanofi

Sanofi is dedicated to supporting people through their health challenges. We are a global biopharmaceutical company focused on human health. We prevent illness with vaccines, provide innovative treatments to fight pain and ease suffering. We stand by the few who suffer from rare diseases and the millions with long-term chronic conditions.

With more than 100,000 people in 100 countries, Sanofi is transforming scientific innovation into healthcare solutions around the globe.

Sanofi Media Relations Contacts

Ashleigh Koss

Tel: +1 (908) 205-2572

Ashleigh.Koss@sanofi.com

Sandrine Guendoul

Tel.: +33 (0)6 25 09 14 25

Sandrine.Guendoul@sanofi.com

Sanofi Investor Relations Contacts Paris

Eva Schaefer-Jansen

Arnaud Delepine

Nathalie Pham

Sanofi Investor Relations Contacts North America

Felix Lauscher

Fara Berkowitz

Suzanne Greco

Tel.: +33 (0)1 53 77 45 45

investor.relations@sanofi.com

https://www.sanofi.com/en/investors/contact

Translate Bio Media Relations Contact

Maura Gavaghan

mgavaghan@translate.bio

Translate Bio Investor Relations Contact

Teri Dahlman

tdahlman@translate.bio

Sanofi and Translate Bio Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. Although Sanofi’s and Translate Bio ’s management each believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Sanofi and Translate Bio, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks related to Sanofi’s and Translate Bio’s ability to complete the acquisition on the proposed terms or on the proposed timeline, including the receipt of required regulatory approvals, the possibility that competing offers will be made, other risks associated with executing business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized, risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition, disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers, suppliers or patient groups, and the possibility that, if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Sanofi’s shares could decline, as well as other risks related Sanofi’s and Translate Bio’s respective businesses, including the ability to grow sales and revenues from existing products and to develop, commercialize or market new products, competition, the uncertainties inherent in research and development, including future clinical data and analysis, regulatory obligations and oversight by regulatory authorities, such as the FDA or the EMA, including decisions of such authorities regarding whether and when to approve any drug, device or biological application that may be filed for any product candidates as well as decisions regarding labelling and other matters that could affect the availability or commercial potential of any product candidates, the absence of a guarantee that any product candidates, if approved, will be commercially successful, the future approval and commercial success of therapeutic alternatives, Sanofi’s ability to benefit from external growth opportunities and to complete related transactions and/or obtain regulatory clearances, risks associated with Sanofi’s and Translate Bio’s intellectual property and any related pending or future litigation and the ultimate outcome of such litigation, trends in exchange rates and prevailing interest rates, volatile economic and market conditions, cost containment initiatives and subsequent changes thereto, and the impact that COVID-19 will have on Sanofi and Translate Bio and their respective customers, suppliers, vendors, and other business partners, and the financial condition of any one of them, as well as on Sanofi’s and Translate Bio’s employees and on the global economy as a whole. Any material effect of COVID-19 on any of the foregoing could also adversely impact Sanofi and Translate Bio. This situation is changing rapidly and additional impacts may arise of which Sanofi and Translate Bio are not currently aware and may exacerbate other previously identified risks. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on companies’ consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the U.S. Securities and Exchange Commission (the “SEC”) made by Sanofi and Translate Bio and the public filings with the AMF made by Sanofi, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in Sanofi’s annual report on Form 20-F for the year ended December 31, 2020, and Translate Bio’s annual report on Form 10-K for the year ended December 31, 2020, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Sanofi and Translate Bio do not undertake any obligation to update or revise any forward-looking information or statements.

Additional Information for US shareholders

The tender offer for the outstanding shares of Translate Bio common stock referenced in this press release has not yet commenced. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Sanofi and its acquisition subsidiary will file with the SEC, upon the commencement of the tender offer. At the time the tender offer is commenced, Sanofi and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Translate Bio will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. TRANSLATE BIO STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF TRANSLATE BIO SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to

Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Translate Bio stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Sanofi or Translate Bio. Copies of the documents filed with the SEC by Translate Bio will be available free of charge on Translate Bio’s internet website at www.translate.bio or by contacting Translate Bio’s Investor Relations Department at tdahlman@translate.bio. Copies of the documents filed with the SEC by Sanofi will be available free of charge on Sanofi’s internet website at https://www.sanofi.com/en/investors or by contacting Sanofi’s Investor Relations Department at investor.relations@sanofi.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Sanofi files annual and special reports and other information with the SEC and Translate Bio files annual, quarterly and special reports and other information with the SEC. You may read and copy any reports or other information filed by Sanofi and Translate Bio at the SEC public reference room at 100 F. Street, N.E., Washington D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Sanofi’s and Translate Bio’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.